United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

May 4, 2022

Date of Report (Date of earliest event reported)

AGBA Acquisition Limited

(Exact Name of Registrant as Specified in its Charter)

British Virgin Islands	001-38909	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Room 1108, 11th Floor, Block B New Mandarin Plaza, 14 Science Museum Road Tsimshatsui East, Kowloon, Hong Kong	N/A
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: +852 6872 0258

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Ordinary Share, $0.001 par value, one Redeemable Warrant to acquire one-half of one Ordinary Share, and one Right to acquire one-tenth (1/10) of an Ordinary Share	AGBAU	NASDAQ Capital Market
Ordinary Shares	AGBA	NASDAQ Capital Market
Warrants	AGBAW	NASDAQ Capital Market
Rights	AGBAR	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into Material Definitive Agreements.

As previously disclosed, on November 3, 2021, AGBA Acquisition Limited, a British Virgin Islands business company (“AGBA” or the “Acquiror”), entered into a business combination agreement (the “Business Combination Agreement”) with TAG Holdings Limited (“TAG”) and certain of TAG’s wholly owned subsidiaries - OnePlatform Holdings Limited (“OPH”), TAG Asia Capital Holdings Limited (“Fintech”), TAG International Limited (“B2B”), TAG Asset Partners Limited (“B2BSub”), and OnePlatform International Limited (“HKSub”).

On November 18, 2021, the parties entered into an amendment to the Business Combination Agreement (the “First Amendment”). On January 4, 2022, the parties, together with AGBA’s newly established wholly-owned subsidiaries, AGBA Merger Sub I Limited and AGBA Merger Sub II Limited, entered into a second amendment of the Business Combination Agreement (the “Second Amendment”).

On May 4, 2022, parties of the Business Combination Agreement, as amended, entered into a third amendment to the Business Combination Agreement (the “Third Amendment”). Pursuant to the Third Amendment, the parties have agreed that, among other things, (i) the Outside Closing Date (as defined in the Business Combination Agreement) of the proposed transactions contemplated by the Business Combination Agreement shall be extended to October 31, 2022 from April 30, 2022, and (ii) each party shall use its reasonable best efforts to finalize all Additional Agreements (as defined in the Business Combination Agreement) and other ancillary documents contemplated by the Business Combination Agreement no later than September 30, 2022.

A copy of the Third Amendment is filed with this Current Report on Form 8-K as Exhibit 2.1 and is incorporated herein by reference, and the foregoing description of the Amendment is qualified in its entirety by reference thereto.

Additional Information and Where to Find It

In connection with the transaction described by the Business Combination Agreement (as amended), AGBA will file relevant materials with the SEC, including a proxy statement. The proxy statement and a proxy card will be mailed to shareholders of AGBA as of a record date to be established for voting at the shareholders’ meeting relating to the proposed transaction. Shareholders will also be able to obtain a copy of the proxy statement without charge from AGBA. The proxy statement, once available, may also be obtained without charge at the SEC’s website at www.sec.gov or by writing to AGBA at Room 1108, 11th Floor, Block B, New Mandarin Plaza, 14 Science Museum Road, Tsimshatsui East, Kowloon, Hong Kong. INVESTORS AND SECURITY HOLDERS OF AGBA ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE TRANSACTION THAT AGBA WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT AGBA, TAG, THE SUBSIDIARIES OF TAG, AND THE TRANSACTION.

Participants in Solicitation

AGBA, AGBA Merger Sub I Limited, AGBA Merger Sub II Limited TAG, the subsidiaries of TAG, and their respective directors, executive officers and employees and other persons may be deemed to be participants in the solicitation of proxies from the holders of AGBA ordinary shares in respect of the proposed transaction. Information about AGBA’s directors and executive officers and their ownership of AGBA ordinary shares is set forth in AGBA’s Annual Report on Form 10-K filed with the SEC, as modified or supplemented by any Form 3 or Form 4 filed with the SEC since the date of such filing. Other information regarding the interests of the participants in the proxy solicitation will be included in the proxy statement pertaining to the proposed transaction when it becomes available. These documents can be obtained free of charge from the sources indicated above.

No Offer or Solicitation

This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act, or an exemption therefrom.

Item 9.01. Financial Statements and Exhibits

(d)	Exhibits.

Exhibit No.	Description
2.1	Amendment No. 3 to the Business Combination Agreement dated as of May 4, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 6, 2022

AGBA ACQUISITION LIMITED

By:	/s/ Gordon Lee
Name:	Gordon Lee
Title:	Chief Executive Officer

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